August 2021 Investor Presentation Contact: Allen Danzey CFO The Dixie Group Phone: 706-876-5865 allen.danzey@dixiegroup.com Exhibit 99.1

Forward Looking Statements The Dixie Group, Inc. • Statements in this presentation which relate to the future, are subject to risk factors and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements. Such factors include the levels of demand for the products produced by the Company. Other factors that could affect the Company’s results include, but are not limited to, raw material and transportation costs related to petroleum prices, the cost and availability of capital, and general economic and competitive conditions related to the Company’s business. Issues related to the availability and price of energy may adversely affect the Company’s operations. Additional information regarding these and other factors and uncertainties may be found in the Company’s filings with the Securities and Exchange Commission. • General information set forth in this presentation concerning market conditions, sales data and trends in the U.S. carpet and rug markets are derived from various public and, in some cases, non-public sources. Although we believe such data and information to be accurate, we have not attempted to independently verify such information. 2

Dixie History • 1920 Began as Dixie Mercerizing in Chattanooga, TN • 1990’s Transitioned from textiles to floorcovering • 2003 Refined focus on upper- end floorcovering market • 2003 Launched Dixie Home - upper end residential line • 2005 Launched modular tile carpet line – new product category • 2012 Purchased Colormaster dye house and Crown Rugs • 2013 Purchased Robertex - wool carpet manufacturing • 2014 Purchased Atlas Carpet Mills – high-end commercial business • 2014 Purchased Burtco - computerized yarn placement for hospitality • 2016 Launched Calibré luxury vinyl flooring in Masland Contract • 2017 Launched Stainmaster® LVF in Masland and Dixie Home • 2018 Launched engineered wood in our Fabrica brand • 2018 Unified Atlas and Masland Contract into single business unit • 2019 Launched TRUCOR™ and TRUCOR Prime™ LVF in Dixie Home and Masland 3

Dixie Today • Commitment to brands in the upper- end market with strong growth potential. • Diversified between Commercial and Residential markets. • Diversified customer base (TTM Basis) – Top 10 carpet customers • 13% of sales – Top 100 carpet customers • 28% of sales 4

5 Dixie Group Business Drivers • Residentially • The flooring market is driven by residential remodeling activity, existing home sales and new construction of single family and multifamily housing. • Our residential business plays primarily in the mid to high end residential replacement segment, dependent upon consumer confidence, the health of the stock market and the wealth effect. • Commercially • The market is driven by remodeling of offices, schools, retail and hospitality as demonstrated by the investment in non-residential fixed structures. • Our commercial business is driven by upper-end remodeling in offices, retail remodeling, higher education, and upper-end hospitality that primarily involves a designer.

New and Existing Home Sales Seasonally Adjusted Annual Rate 6 New 1,000 Existing 1,000 Source: National Association of Realtors (existing) and census.gov/newhomesales 3,500 4,000 4,500 5,000 5,500 6,000 6,500 7,000 300 350 400 450 500 550 600 650 700 750 800 850 900 950 1,000 1,050 Jan '13 Jan '14 Jan '15 Jan '16 Jan '17 Jan '18 Jan '19 Jan '20 Jan '21 • "Supply has modestly improved in recent months due to more housing starts and existing homeowners listing their homes, all of which has resulted in an uptick in sales. Home sales continue to run at a pace above the rate seen before the pandemic. • At a broad level, home prices are in no danger of a decline due to tight inventory conditions, but I do expect prices to appreciate at a slower pace by the end of the year. Ideally, the costs for a home would rise roughly in line with income growth, which is likely to happen in 2022 as more listings and new construction become available.” Lawrence Yun Chief Economist National Association of Realtors July 22, 2021

7 Remodeling Activity

2020 U.S. Flooring Manufacturers 8 Source: Floor Focus - Flooring includes sales of carpet, rugs, ceramic floor tile, wood, laminate, resilient and rubber Flooring Manufacturers Flooring $ in millions Flooring Market % Mohawk (MHK) 5,540 25.1% Shaw (Berkshire Hathaway) 5,500 24.9% Engineered Floors (Private) 1,025 4.6% Interface (TILE) 545 2.5% Dixie (DXYN) 315 1.4% Imports & All Others 9,124 41.4% Total 22,049 100.0%

Dixie versus the Industry 2021 Second Quarter TTM U.S. Carpet & Rug Market 9 Source: Floor Covering Weekly and Dixie Group estimate TTM: Trailing Twelve Months 2021 Second Quarter TTM Dixie sales High End Commercial, 14% High End Residential, 86% Commercial, 35% Residential, 65%

Industry Positioning The Dixie Group • Strategically our residential and commercial businesses are driven by our relationship to the upper-end consumer and the design community • This leads us to: – Have a sales force that is attuned to design and customer solutions – Be a “product driven company” with emphasis on the most beautiful and up-to-date styling and design – Be quality focused with excellent reputation for building excellent products and standing behind what we make – And, unlike much of the industry, not manufacturing driven 10

Dixie Group High-End Residential Sales All Residential Brands Masland Dixie Home Fabrica TRUCOR Sales by Brand for Q2 2021 (TTM) 11

Dixie Group High-End Residential Sales All Brands Retailer Designer Mass Merchant Builder Commercial Specialty - OEM 12 Sales by Channel for Q2 2021 (TTM) The company believes that a significant portion of retail sales also involve a designer.

Residential Business • Residential represents 86% of TDG sales today • Doubled our market share of carpet in the past 10 years, aided by an upper end segment that outpaced the market • Successfully entered the hard surface market in the rigid core and engineered wood segments 13

• Affordable Fashion: Dixie Home provides well styled carpet and hard surface designs in the mid to high end residential market. • With a broad range of price points, Dixie Home meets the needs of a variety of consumers through specialty retailers and mass merchants. • Growth initiatives – TRUCOR™ SPC and TRUCOR Prime™ WPC flooring – EnVision 6,6™ nylon – EnVisionSD Pet Solutions™ 14

• Leading high-end brand with reputation for innovative styling, design and color • High-end retail / designer driven – Approximately 23% of sales directly involve a designer – Hand crafted and imported rugs • Growth initiatives – TRUCOR Prime™ WPC Luxury Vinyl Flooring & – TRUCOR™ Energy SPC flooring – Wool products in both tufted and woven constructions – EnVision 6,6™ nylon 15

• Premium high-end brand – “Quality without Compromise” • Designer focused – Approximately 28% of sales directly involve a designer – Hand crafted and imported rugs • Growth initiatives – Fabrica Fine Wood Flooring, a sophisticated collection of refined wood flooring – EnVision 6,6™ nylon – Luxury wool products in tufted and woven constructions 16

Commercial Market Positioning The Dixie Group • We focus on the “high-end specified soft floorcovering contract market” • Our AtlasMasland products – Designer driven focused on the fashion oriented market space – Broad product line for diverse commercial markets • Our Masland eNergy products – Sells “main street commercial” through retailers • Our Masland Residential and AtlasMasland sales forces – Commercial design firms and select commercial retailers 17

• Upper-end brand in the specified commercial marketplace – Corporate, End User, Store Planning, Hospitality, Health Care, Government and Education markets • Designer focused • Strong national account base • Growth initiatives – Sustaina™ cushion modular carpet backing with the ability to install in high relative humidity environments – The Crafted Collection with Sustaina™ cushion modular carpet backing, both PVC and polyeurathane free – over 80% recycled content – Calibré Luxury Vinyl Tile 18

Hospitality Education Store Planning Gov't Health Care Other 19 Sales by Channel for Q2 2021 (TTM) Channels: Interior Design Specifier and Commercial End User

Dixie Group Sales $ in millions 20 331 321 283 205 231 270 266 345 407 422 397 412 405 375 316 366 0 50 100 150 200 250 300 350 400 450 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 TTM 2021 Net Sales *2016 had 53 weeks.

Sales & Operating Income
$ in millions

THE DIXIE GROUP

Annual	FY 2013	FY 2014	FY 2015	FY 2016	FY 2017	FY 2018	FY 2019	FY 2020	TTM 2021
Net Sales	344	407	422	397	412	405	375	316	366
Net Income (Loss)	5.3	(1.4)	(2.4)	(5.3)	(9.6)	(21.4)	15.3	(9.2)	1.9
Operating Income	8.9	(5.2)	2.0	(3.4)	4.0	(15.6)	21.3	(2.9)	8.0
Non-GAAP Adjusted Op. Income	16.4	5.1	4.9	(2.0)	4.6	(1.1)	1.7	(0.0)	9.7
EBITDA	18.7	16.9	15.9	10.0	16.6	(3.1)	32.9	7.0	17.5
Non-GAAP Adjusted EBITDA	26.5	18.1	19.0	11.5	17.5	11.4	13.5	10.1	19.4

Quarterly	Q22019	Q32019	Q42019	Q12020	Q22020	Q32020	Q42020	Q12021	Q22021
Net Sales	100.4	95.4	90.1	80.6	60.8	85.9	88.6	86.3	104.8
Net Income (Loss)	(1.2)	(2.6)	25.7	(2.7)	(7.1)	0.9	(0.3)	(2.0)	3.3
Operating Income	0.6	(1.0)	26.7	(1.3)	(5.6)	2.6	1.5	(0.7)	4.6
Non-GAAP Adjusted Op. Income	2.5	0.1	1.8	(1.3)	(4.4)	3.1	2.6	(0.6)	4.7
EBITDA	3.3	1.9	29.4	1.6	(3.1)	5.2	3.4	1.9	7.1
Non-GAAP Adjusted EBITDA	5.3	3.0	4.8	1.7	(1.8)	5.7	4.4	2.0	7.3

Change Year over Year	Q22019	Q32019	Q42019	Q12020	Q22020	Q32020	Q42020	Q12021	Q22021
Net Sales	(6.0)	(6.1)	(8.0)	(8.0)	(39.6)	(9.5)	(1.5)	5.7	44.0
Net Sales % Change	-5.7%	-6.0%	-8.2%	-9.1%	-39.4%	-10.0%	-1.7%	7.1%	72.4%
Net Income (Loss)	0.6	0.4	39.4	4.0	(5.8)	3.4	(26.0)	0.7	10.4
Operating Income	0.7	0.1	39.4	3.5	(6.2)	3.6	(25.2)	0.7	10.3
Non-GAAP Adjusted Op. Income	0.5	(0.6)	4.3	1.5	(6.9)	3.0	0.8	0.7	9.1
EBITDA	0.4	0.0	38.9	3.4	(6.5)	3.3	(26.0)	0.3	10.3
Non-GAAP Adjusted EBITDA	0.3	(0.7)	4.0	1.4	(7.1)	2.7	(0.4)	0.2	9.1

Note: 2016 has 53 operating weeks, all other periods had 52 operating weeks

Note: Non-GAAP reconciliation starting on slide 32

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Current Business Conditions Outlook: • During the second quarter of 2021, our net sales increased 72.3% compared with the second quarter of 2020 • Net income for second quarter was $3.3 million and the year to date income was $1.3 million • Borrowing availability of $40.2 million under our Senior Revolving Credit Facility. • Our residential division has gained market share and built momentum during the second quarter of 2021. • Net sales of our residential floorcovering products were up 99.5%, or close to double the sales from the second quarter of 2020, and compares favorably to the industry which we believe was up approximately 50-55%. • In response to the sale of the STAINMASTER® brand to Lowes, we are implementing a strategy to help our customers transition to our EnVision66™ and EnVisionSD Pet Solutions™ brands. • Our residential floorcovering sales and orders for the first 5 weeks of the quarter have continued at a very strong pace well ahead of the same period a year ago. • Due to increased cost pressure on many fronts, industry wide price increases were announced during the later half of the second quarter. Additional price increases have been announced for August. Raw material, labor and transportation costs have continued to escalate. 22

Non-GAAP Information 24 Use of Non-GAAP Financial Information: The Company believes that non-GAAP performance measures, which management uses in evaluating the Company's business, may provide users of the Company's financial information with additional meaningful bases for comparing the Company's current results and results in a prior period, as these measures reflect factors that are unique to one period relative to the comparable period. However, the non-GAAP performance measures should be viewed in addition to, not as an alternative for, the Company's reported results under accounting principles generally accepted in the United States. The Company defines Adjusted Gross Profit as Gross Profit plus manufacturing integration expenses of new or expanded operations, plus acquisition expense related to the fair market write up of inventories, plus one time items so defined (Note 1) The Company defines Adjusted S,G&A as S,G&A less manufacturing integration expenses included in selling, general and administrative, less direct acquisition expenses, less one time items so defined. (Note 2) The Company defines Adjusted Operating Income as Operating Income plus manufacturing integration expenses of new or expanded operations, plus acquisition expense related to the fair market write up of inventories, plus facility consolidation and severance expenses, plus acquisition related expenses, plus impairment of assets, plus impairment of goodwill and intangibles, plus one time items so defined. (Note 3) The company defines Adjusted Income from Continuing Operations as net income plus loss from discontinued operations net of tax, plus manufacturing integration expenses of new or expanded operations, plus facility consolidation and severance expenses, plus acquisition related expenses, plus impairment of assets, plus impairment of goodwill and intangibles, plus one time items so defined , all tax effected. (Note 4) The Company defines Adjusted EBIT as net income plus taxes and plus interest. The Company defines Adjusted EBITDA as Adjusted EBIT plus depreciation and amortization, plus manufacturing in integration expenses of new or expanded operations, plus facility consolidation and severance expenses, plus acquisition related expenses, plus impairment of assets, plus impairment of goodwill and intangibles, plus one time items so defined. (Note 5) The company defines Free Cash Flow as Net Income plus interest plus depreciation plus non-cash impairment of assets and goodwill minus the net change in working capital minus the tax shield on interest minus capital expenditures. The change in net working capital is the change in current assets less current liabilities between periods. (Note 6) The company defines Non-GAAP Earnings per Share (EPS) as the adjusted operating income less Interest and other expense, tax adjusted at a 35% rate, and divided by the number of fully diluted shares. (Note 7) The Company defines Net Sales as Adjusted as net sales less the last week of sales in a 53 week fiscal year. (Note 8) The Company defines Non-GAAP earnings per Share (EPS) for the Jobs Cut and Tax Act of 2017 as Net Income less discontinued operations minus the effect of the tax act and divided by the number of fully diluted shares. (Note 9) Due to the COVID-19 pandemic the Company paid certain non-service wages and related health insurance charges for the safety, welfare and retention of our employees. The expenses were incurred through the second, third and fourth quarter of 2020 and were partially offset by the employee retention credit allowed under the CARES Act. (Note 10)

Non-GAAP Information

THE DIXIE GROUP

Three Months Ended													
Non-GAAP Gross Profit	Q2 2018	Q3 2018	Q4 2018	Q12019	Q22019	Q32019	Q42019	Q12020	Q22020	Q32020	Q42020	Q12021	Q22021
Net Sales	106,438	101,562	98,175	88,606	100,394	95,447	90,134	80,578	60,824	85,920	88,618	86,301	104,833
Gross Profit	25,144	21,887	18,380	18,919	23,493	21,074	22,719	18,993	12,244	22,241	22,978	19,474	25,775
Plus: Unusual Workers Comp	450	-	-	-	-	-	-	-	-	-	-	-	-
Plus: Inventory write off for PIP	-	963	1,738	-	202	82	123	-	-	-	-	-	-
Plus: Business integration expense	-	-	-	-	-	-	-	-	-	-	-	-	-
Plus: Amortization of inventory step up	-	-	-	-	-	-	-	-	-	-	-	-	-
Non-GAAP Adj. Gross Profit (Note 1)	25,594	22,850	20,118	18,919	23,695	21,156	22,843	18,993	12,244	22,241	22,978	19,474	25,775
Gross Profit as % of Net Sales	23.6%	21.6%	18.7%	21.4%	23.4%	22.1%	25.2%	23.6%	20.1%	25.9%	25.9%	22.6%	24.6%
Non-GAAP Adj. Gross Profit % of Net Sales	24.0%	22.5%	20.5%	21.4%	23.6%	22.2%	25.3%	23.6%	20.1%	25.9%	25.9%	22.6%	24.6%

Non-GAAP S,G&A	Q2 2018	Q3 2018	Q4 2018	Q12019	Q22019	Q32019	Q42019	Q12020	Q22020	Q32020	Q42020	Q12021	Q22021
Net Sales	106,438	101,562	98,175	88,606	100,394	95,447	90,134	80,578	60,824	85,920	88,618	86,301	104,833
Selling and Administrative Expense	23,801	23,033	22,518	21,660	21,114	21,036	20,015	20,397	16,523	19,335	19,476	20,114	21,043
Plus: Business integration expense	-	-	-	-	-	-	-	-	-	-	-	-	-
Less: Acquisition expenses	-	-	-	-	-	-	-	-	-	-	-	-	-
Non-GAAP Adj. Selling and Admin. Expense	23,801	23,033	22,518	21,660	21,114	21,036	20,015	20,397	16,523	19,335	19,476	20,114	21,043
S,G&A as % of Net Sales	22.4%	22.7%	22.9%	24.4%	21.0%	22.0%	22.2%	25.3%	27.2%	22.5%	22.0%	23.3%	20.1%
Non-GAAP S,G&A as % of Net Sales (Note 2)	22.4%	22.7%	22.9%	24.4%	21.0%	22.0%	22.2%	25.3%	27.2%	22.5%	22.0%	23.3%	20.1%

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THE DIXIE GROUP

Non-GAAP Operating Income	Q2 2018	Q3 2018	Q4 2018	Q12019	Q22019	Q32019	Q42019	Q12020	Q22020	Q32020	Q42020	Q12021	Q22021
Net Sales	106,438	101,562	98,175	88,606	100,394	95,447	90,134	80,578	60,824	85,920	88,618	86,301	104,833
Operating income (loss)	(165)	(1,179)	(12,765)	(4,863)	574	(1,042)	26,681	(1,336)	(5,625)	2,563	1,479	(667)	4,628
Plus: Unusual Workers Comp	450	-	-	-	-	-	-	-	-	-	-	-	-
Plus: Legal Settlement	1,514	-	-	-	-	-	-	-	-	-	-	-	-
Plus: Inventory write off for PIP	-	963	1,738	-	202	82	123	-	-	-	-	-	-
Plus: Profit improvement plans	190	531	2,230	2,091	1,725	1,043	160	24	227	145	982	25	71
Plus: COVID-19 Recovery Plan	-	-	-	-	-	-	-	-	1,019	370	985	-	-
Plus: Impairment of assets	-	349	815	5	(1)	6	(25,121)	-	-	-	-	-	-
Plus: Impairment of goodwill and intangibles	-	-	5,545	-	-	-	-	-	-	-	-	-	-
Non-GAAP Adj. Operating Income (Loss) (Note 3)	1,989	664	(2,437)	(2,767)	2,500	89	1,843	(1,312)	(4,379)	3,078	3,446	(642)	4,699
Operating income as % of net sales	-0.2%	-1.2%	-13.0%	-5.5%	0.6%	-1.1%	29.6%	-1.7%	-9.2%	3.0%	1.7%	-0.8%	4.4%
Adjusted operating income as a % of net sales	1.9%	0.7%	-2.5%	-3.1%	2.5%	0.1%	2.0%	-1.6%	-7.2%	3.6%	3.9%	-0.7%	4.5%

Non-GAAP Income from Continuing Operations	Q2 2018	Q3 2018	Q4 2018	Q12019	Q22019	Q32019	Q42019	Q12020	Q22020	Q32020	Q42020	Q12021	Q22021
Net income (loss) as reported	(1,815)	(2,962)	(13,699)	(6,672)	(1,216)	(2,554)	25,712	(2,689)	(7,060)	860	(318)	(2,028)	3,349
Less: (Loss) from discontinued, net tax	157	(40)	1	(31)	(35)	23	(305)	(76)	(81)	(46)	83	(61)	(61)
Income (loss) from Continuing Operations	(1,972)	(2,922)	(13,700)	(6,641)	(1,181)	(2,577)	26,018	(2,613)	(6,979)	906	(401)	(1,967)	3,410
Plus: Unusual Workers Comp	450	-	-	-	-	-	-	-	-	-	-	-	-
Plus: Legal Settlement	1,514	-	-	-	-	-	-	-	-	-	-	-	-
Plus: Inventory write off for PIP	-	963	1,738	-	202	82	123	-	-	-	-	-	-
Plus: Profit improvement plans	190	531	2,230	2,091	1,725	1,043	160	24	227	145	982	25	71
Plus: COVID-19 Recovery Plan	-	-	-	-	-	-	-	-	1,019	370	985	-	-
Plus: Impairment of assets	-	349	815	5	(1)	6	(25,121)	-	-	-	-	-	-
Plus: Impairment of goodwill and intangibles	-	-	5,545	-	-	-	-	-	-	-	-	-	-
Plus: Tax effect of above	-	-	-	-	-	-	-	-	-	-	-	-	-
Plus: Tax credits, rate change and valuation allowance	-	-	-	-	(14)	-	-	-	-	-	(342)	-	-
Non-GAAP Adj. (Loss) / Inc from Cont. Op's (Note 4)	182	(1,079)	(3,372)	(4,545)	731	(1,446)	1,180	(2,589)	(5,733)	1,421	372	(1,942)	3,481
Adj diluted EPS from Cont. Op's	0.01	(0.07)	(0.21)	(0.29)	0.05	(0.09)	0.08	(0.17)	(0.46)	0.09	0.02	(0.13)	0.22
Wt'd avg. common shares outstanding - diluted	15,864	15,786	15,792	15,809	15,809	15,899	15,400	15,356	15,331	15,454	15,411	15,085	15,249

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THE DIXIE GROUP

Non-GAAP EBIT and EBITDA	Q2 2018	Q3 2018	Q4 2018	Q12019	Q22019	Q32019	Q42019	Q12020	Q22020	Q32020	Q42020	Q12021	Q22021
Net income (loss) as reported	(1,815)	(2,962)	(13,699)	(6,672)	(1,216)	(2,554)	25,712	(2,689)	(7,060)	860	(318)	(2,028)	3,349
Less: (Loss) from discontinued, net tax	157	(40)	1	(31)	(35)	23	(305)	(76)	(81)	(46)	83	(61)	(61)
Plus: Taxes	(26)	82	(721)	100	34	(109)	(682)	(4)	-	4	(312)	(1)	(24)
Plus: Interest	1,642	1,664	1,651	1,720	1,717	1,648	1,359	1,285	1,357	1,562	1,599	1,329	1,242
Non-GAAP Adjusted EBIT (Note 5)	(356)	(1,176)	(12,770)	(4,821)	570	(1,038)	26,694	(1,332)	(5,622)	2,472	886	(639)	4,628
Plus: Depreciation and amortization	3,164	3,089	3,257	3,098	2,808	2,924	2,973	3,034	2,561	2,758	2,393	2,578	2,552
Non-GAAP EBITDA from Cont Op	2,808	1,913	(9,513)	(1,723)	3,378	1,886	29,667	1,702	(3,061)	5,230	3,279	1,939	7,180
Plus: Legal Settlement	1,514	-	-	-	-	-	-	-	-	-	-	-	-
Plus: Inventory write off for PIP	-	963	1,738	-	202	82	123	-	-	-	-	-	-
Plus: Profit improvement plans	190	531	2,230	2,091	1,725	1,043	160	24	227	145	982	25	71
Plus: COVID-19 Recovery Plan	-	-	-	-	-	-	-	-	1,019	370	985	-	-
Plus: Impairment of assets	-	349	815	5	(1)	6	(25,121)	-	-	-	-	-	-
Plus: Impairment of goodwill and intangibles	-	-	5,545	-	-	-	-	-	-	-	-	-	-
Non-GAAP Adj. EBITDA (Note 5)	4,962	3,756	815	373	5,304	3,017	4,830	1,726	(1,815)	5,745	4,394	1,964	7,251
Non-GAAP Adj. EBITDA as % of Net Sales	4.7%	3.7%	0.8%	0.4%	5.3%	3.2%	5.4%	2.1%	-3.0%	6.7%	5.0%	2.3%	6.9%
Management estimate of severe weather (not in above)	-	-	-	-	-	-	-	-	-	-	-	-	-

Non-GAAP Free Cash Flow	Q2 2018	Q3 2018	Q4 2018	Q12019	Q22019	Q32019	Q42019	Q12020	Q22020	Q32020	Q42020	Q12021	Q22021
Non-GAAP Adjusted EBIT (from above)	(356)	(1,176)	(12,770)	(4,821)	570	(1,038)	26,694	(1,332)	(5,622)	2,472	886	(639)	4,628
Times: 1 - Tax Rate = EBIAT	(356)	(1,176)	(12,770)	(4,821)	570	(1,038)	26,694	(1,332)	(5,622)	2,472	886	(639)	4,628
Plus: Depreciation and amortization	3,164	3,089	3,257	3,098	2,808	2,924	2,973	3,034	2,561	2,758	2,393	2,578	2,552
Plus: Non Cash Impairment of Assets, Goodwill	-	349	6,360	5	(1)	6	(25,121)	-	-	-	-	-	-
Minus: Net change in Working Capital	5,416	2,356	(18,488)	(1,022)	(4,293)	(4,376)	1,393	1,004	(16,126)	(915)	6,669	(2,571)	7,341
Non-GAAP Cash from Operations	(2,608)	(94)	15,335	(696)	7,670	6,268	3,153	698	13,065	6,145	(3,390)	4,510	(161)
Minus: Capital Expenditures	745	1,627	1,317	(1,010)	1,029	1,078	319	794	1,704	403	173	-	-
Minus: Business / Capital acquisitions	-	-	-	-	-	-	-	-	-	-	-	-	-
Non-GAAP Free Cash Flow (Note 6)	(3,353)	(1,721)	14,018	314	6,641	5,190	2,834	(96)	11,361	5,742	(3,563)	4,510	(161)

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